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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           reported): July 12, 2005

          CWALT, INC., (as depositor under the Pooling and Servicing
         Agreement, to be dated as of July 1, 2005, providing for the issuance of the Alternative Loan Trust 2005-41 Mortgage Pass-
                    Through Certificates, Series 2005-41).

                                  CWALT, INC.
            (Exact name of registrant as specified in its charter)

         Delaware                      333-123167                87-0698307
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(State or other jurisdiction           (Commission             (IRS Employer
    of incorporation)                  File Number)          Identification No.)

 4500 Park Granada
Calabasas, California                                               91302
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(Address of principal                                             (Zip Code)
 executive offices)

Registrant's telephone number, including area code (818) 225-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events
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Item 8.01.    Other Events
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      Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWALT, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 2005-41.

      In connection with the offering of the Mortgage Pass-Through Certificates, Series 2005-41 (the "Certificates"), Countrywide Securities Corporation ("CSC"), as the underwriter of certain of the certificates, has prepared certain Computational Materials (as defined below) for distribution to its potential investors. Although the Company provided CSC with certain information regarding the expected characteristics of the mortgage loans underlying the Certificates (the "Mortgage Loans"), the Company did not participate in the preparation of the Computational Materials. The Computational Materials have been provided by CSC.

      For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any of the Certificates, any of the following: yield, average life, duration, expected maturity, interest rate sensitivity, loss sensitivity, cash flow characteristics, background information regarding the Mortgage Loans, the proposed structure, decrement tables, or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature.

      The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for all investors.

      In addition, the actual characteristics and performance of the Mortgage Loans may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.

      The Computational Materials listed as Exhibit 99.1 are attached hereto.

Section 9     Financial Statements and Exhibits
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Item 9.01.    Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired:
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         Not applicable.

(b) Pro forma financial information:
    --------------------------------

         Not applicable.

(c)  Exhibits:
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Exhibit No.       Description
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   99.1           Computational Materials

                                   Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CWALT, INC.




                                                 By: / s / Darren Bigby
                                                 ------------------------------
                                                 Darren Bigby
                                                 Vice President


Dated:  July 13, 2005

                                 Exhibit Index
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Exhibit                                                                Page
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99.1     Computational Materials                                          7